NOVEMBER 2, 2020

SUPPLEMENT TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD MULTIFACTOR ETFS

(LATTICE STRATEGIES TRUST)

DATED JANUARY 28, 2020

STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD MULTIFACTOR FUNDS

(THE HARTFORD MUTUAL FUNDS II, INC.)

DATED JANUARY 28, 2020

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

Effective November 2, 2020, Derrick D. Cephas, Andrew A. Johnson and Paul L. Rosenberg each serves as a director/trustee of Lattice Strategies Trust, The Hartford Mutual Funds II, Inc., The Hartford Mutual Funds, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Exchange-Traded Trust and Hartford Schroders Opportunistic Income Fund.

This Supplement should be retained with your Statement of Additional Information for future reference.